Fall Shareholder Engagement Exhibit 99.1 August 2019 Fall Shareholder Engagement Baxter International Inc. October 2020

Safe Harbor Statement This presentation includes forward-looking statements concerning Baxter’s financial results, capital allocation activities and principle (including potential business development transactions), corporate governance goals and executive compensation program. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: demand for and market acceptance of risks for new and existing products (including the impact of reduced hospital admission rates and elective surgery volumes); product development risks; product quality or patient safety concerns; continuity, availability and pricing of acceptable raw materials and component supply; inability to create additional production capacity in a timely manner or the occurrence of other manufacturing or supply difficulties (including as a result of a natural disaster, public health crises and epidemics/pandemics, regulatory actions or otherwise); the impact of global economic conditions (including potential trade wars) and public health crises and epidemics, such as the novel strain of coronavirus (COVID-19), including any potential resurgence, on us and our customers and suppliers, including foreign governments in countries in which we operate; breaches or failures of the company's information technology systems or products, including by cyberattack, unauthorized access or theft (as a result of increased remote working arrangements or otherwise); the adequacy of the company's cash flows from operations (which may be negatively impacted by collectability concerns as a result of the COVID-19 pandemic or otherwise) and other sources of liquidity to meet its ongoing cash obligations and fund its investment program; loss of key employees or inability to identify and recruit new employees; future actions of regulatory bodies and other governmental authorities, including the FDA, the Department of Justice, the SEC, the New York Attorney General and foreign regulatory agencies, including the continued delay in lifting the warning letter at our Ahmedabad facility or proceedings related to the investigation related to foreign exchange gains and losses; the outcome of pending or future litigation, including the opioid litigation and litigation related to our internal investigation of foreign exchange gains and losses; the impacts of the material weakness identified as a result of the internal investigation and our remediation efforts, including the risk that we may experience additional material weaknesses or other deficiencies; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement, which may substantially change the U.S. end stage renal disease market and demand for our peritoneal dialysis products, necessitating significant multi-year capital expenditures, which are difficult to estimate in advance; failures with respect to compliance programs; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Cheetah Medical and Seprafilm Adhesion Barrier from Sanofi); future actions of third parties, including payers; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; fluctuations in foreign exchange and interest rates; the ability to enforce owned or in-licensed patents or the prevention or restriction of the manufacture, sale or use of products or technology affected by patents of third parties; global, trade and tax policies; any change in laws concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; actions taken by tax authorities in connection with ongoing tax audits; and other risks identified in Baxter's most recent filings on Forms 10-K and 10-Q and other SEC filings, all of which are available on Baxter's website. 2

Executive Summary

Business Overview	▪ Leading global medical products company focused on transformative innovation to deliver smarter, more personalized care for patients and providers ▪ Addressing healthcare needs across the continuum of care, our product settings include hospitals, homes, pharmacies, and clinics ▪ Strengthening our portfolio and extending our impact through transformative innovation that spans prevention to recovery
COVID-19 Response Efforts	▪ Maximizing production of critical medical products to support increased patient care levels ▪ Protecting employee health and safety through enhanced infection control procedures, screenings at building entrances, and use of PPE by employees ▪ Donating more than $2 million to relief partners around the world
Corporate Responsibility	▪ Corporate responsibility is fundamental to our strategic aspirations and supports our mission to save and sustain lives ▪ Committed to sharing information about corporate responsibility matters, including related goals and industry trends, annually with our Board ▪ Significant progress against our 2015 – 2020 corporate responsibility priorities and goals, which align with issues most relevant to our stakeholders
Inclusion & Diversity	▪ Global Inclusion Council advocates and drives priorities and develops and implements local inclusion plans ▪ Business Resource Groups support the recruitment, retention, engagement, and development of diverse employees ▪ Provide employees with inclusion and diversity training, tools and resources to build cultural awareness and competence ▪ Leadership team publicly committed to stand against racial prejudice and intolerance; signatory to CEO Action for Diversity & Inclusion pledge
Board & Governance	▪ Highly qualified, independent and engaged Board, with complementary skillset to support our long-term strategy and position us for success in a complex and rapidly changing healthcare environment ▪ Committed to ongoing refreshment, with two new independent directors appointed in February 2019 following evaluations with third-party assistance, and a third-party search firm retained to recruit another new director; four new independent directors added since 2017 ▪ Corporate governance guidelines to be revised to reflect an enhanced board leadership structure, based on shareholder feedback and votes
Executive Compensation	▪ Pay-for-performance philosophy effectively aligns the interests of management and our shareholders ▪ Significant proportion of executive compensation, including 90% of our CEO's 2019 target compensation, is "at risk" and subject to specific annual and long-term performance requirements ▪ Informed by stockholder feedback, the Compensation Committee made enhancements to our compensation programs for 2019 and 2020

Baxter

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Baxter: A Leading Medical Products Company Baxter’s mission to save and sustain lives inspires our work and our commitment to deliver products and services that are essential building blocks of healthcare Global Footprint 2019 Revenue | $11.4B By Global Business By Operating Manufacturing Unit Segment 100+ Facilities in Countries Where Clinical Pharmaceuticals Nutrition Baxter Products 20+ 19% Asia Pacific 8% 20% are Sold Countries Medication Delivery Advanced 24% Surgery 8% Americas 54% EMEA Acute 26% ~50,000 Therapies Renal Care 32% 5% Employees Worldwide Other 4% Industry-Leading Global Continuous Operational Portfolio Presence Innovation Excellence 4

Top Quartile Goals Patient safety and Quality Best place to work Growth through innovation Industry leading performance Our Strategy Strengthen our portfolio and extend our impact through transformative innovation that spans prevention to recovery 5

Executing On Our Strategy: Recent Highlights Demonstrating Underlying Portfolio Resilience In Dynamic Environment1 ▪ Operational sales decline of (2%) in Q2 represents durability despite >$180 million estimated net negative impact on total sales related to COVID-19 ▪ Adjusted diluted EPS decline of (24%) in Q2 reflects lower sales in higher-margin businesses, incremental COVID-related operations and logistical expenses, higher interest expense, and a higher tax rate Investing In Growth Opportunities And Executing On A Robust Pipeline Of Launches2 ▪ Announced CE marking in Europe and regulatory approval from Australia’s Therapeutic Goods Administration (TGA) for the Evo IQ Syringe Infusion System ▪ Received U.S. FDA De Novo authorization for Theranova dialyzers enabling HDx therapy2 ▪ Obtained U.S. FDA emergency use authorization (EUA) for Oxiris filter set, Regiocit, HF20 Set and ST Set used in CRRT 2-4 ▪ Continued integration of Cheetah Medical and Seprafilm assets acquired in Q4 2019 and Q1 2020, respectively2 Delivering Enhanced Value For Shareholders ▪ Prioritizing reinvestment in business and maintaining balance sheet flexibility in dynamic environment ▪ Increased quarterly dividend by 11%, reflecting strong financial position and commitment to driving value for investors Creating A Best Place To Work And Demonstrating Leadership In Corporate Social Responsibility ▪ Issued annual Corporate Responsibility Report, highlighting Baxter’s corporate citizenship priorities and efforts in 2019 ▪ Recognized by numerous organizations and publications globally as an employer of choice, as a company that works to nurture an inclusive and diverse workplace, and as a socially and environmentally responsible business Driving Our Strategy And Culture Forward While Meeting The Needs Of Patients And Providers In Ongoing Battle Against COVID-19 1Non-GAAP financial metrics referenced in this slide include operational sales growth and adjusted diluted EPS growth. A reconciliation to comparable U.S. GAAP measures can be found and is available at www.baxter.com. 2See www.baxter.com for original press releases with additional product information. 6 3The FDA has not cleared or approved the Oxiris filter set, Regiocit, HF20 Set, and ST Set; rather, the EUA authorizes the use of these products during the COVID-19 pandemic. 4Continuous Renal Replacement Therapy.

Prioritizing Financial Flexibility While Driving Value For Shareholders Reinvestment In Business Meeting the needs of patients and providers globally while continuing to invest in long-term innovation and accelerated launch cadence Increased Dividend Announced ~11% increase of quarterly dividend to $0.245 per share; continuing to target ~35% dividend payout ratio over time Suspended Share Repurchase Program Temporarily suspended share repurchase program to drive further financial flexibility in the current market Enhanced Liquidity ~$4.1 billion of cash and cash equivalents as of June 30, 2020 with access to $2.0 billion and €200 million in revolving credit if necessary Strategic Business Development Focusing investments on strategic opportunities to position the company for continued success Strong Balance Sheet Positioning Baxter For Sustained Durability In Dynamic Market Environment 7

Committed Response To The COVID-19 Pandemic

Increasing Product Supply & Distribution	• Boosted capacity and production to address higher demand for: PrisMax and Prismaflex and associated solutions and consumables; Mini-Bag Plus; Spectrum IQ Infusion System and accompanying I.V. sets; I.V. solutions; and injectable drugs • Allocation process designed to dedicate additional inventory to hospitals based on established criteria, with a focus on allocating product to places with the greatest patient care needs • Maximizing production levels and pursuing opportunities to increase supply; increased air freight capacity and frequency
Protecting Employee Health and Safety	• Implemented protective measures such as: enhanced infection control actions, remote working arrangements, restricted travel, symptom screening at building entrances, and use of PPE by employees • Modified manufacturing operations to limit interactions between employee groups • Instituted a special pandemic incentive for Baxter's front-line workers and a volunteerism program for Baxter employees with appropriate medical training and licensure to take a leave of absence and volunteer within their communities • Introduced new resources focused on mind/body wellness, including BeWell@Baxter program, nutrition coaching, Headspace guided meditation app and well-being webinars, as well as support for working parents and caregivers
Donating To Humanitarian Relief	• Baxter International Foundation providing >$2 million to support humanitarian relief on the front lines • As part of support, announced $1 million grant to Save the Children in addition to support for World Vision's COVID-19 Global Emergency Response; additional financial support to geographic-specific relief programs

Effectively Supporting The Healthcare System, Our Employees, And Our Communities During An Unprecedented Time

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Demonstrating Leadership In Corporate Social Responsibility Baxter 2015 – 2020 Corporate Responsibility Priorities and Goals PRODUCT INNOVATION WORKPLACE CULTURE ETHICS AND COMPLIANCE EMPLOYEE HEALTH & SAFETY Improve sustainability and Promote inclusion, diversity and Drive a culture of integrity and the Achieve zero-harm workplace and performance of products and employee engagement highest ethical behavior improve employee well-being services OPERATIONS RESPONSIBLE PROCUREMENT & INNOVATION THAT EXPANDS SERVING OUR COMMUNITIES Reduce environmental footprint LOGISTICS ACCESS TO CARE Support communities worldwide in through increased efficiency and Implement world-class sustainability Improve access to healthcare for the enduring ways resource conservation practices with key partners underserved Meaningful Progress and Milestones Achieved Progress from 2015 to 20191 2019 Energy Conservation Projects 2019 Recycling At Baxter 1 “Complaint incidents” are the number of alleged product defects globally. “Medical device reports” are reports submitted to U.S. Food and Drug Administration (FDA) of certain medical device malfunctions, serious injuries or deaths associated with the use of a medical device. “Field alert reports” are reports submitted to FDA for a specific drug application and defect category. “Field actions” include both recalled products and non-recall actions 9 taken on distributed products globally. All data include acquisitions and supplier-related data.

A Recognized Top Employer And Outstanding Corporate Citizen

Serving Our Communities Worldwide

Reducing Our Environmental Footprint

Expanding Access To Care

Focusing On Inclusion and Diversity

Representative Corporate Responsibility Recognition

Organization	Recognition
Newsweek	America's Most Responsible Companies
Human Rights Campaign Foundation	Best Places to Work for LGBTQ Equality
Disability Equality Index	Best Place to Work for Disability Inclusion
Forbes	America's Best Large Employers
Forbes	The Best Employers for Women
Working Mother	100 Best Companies
Working Mother	Best Companies for Dads
Diversity Best Practices	Top 10% Inclusion Index Company
Dow Jones Sustainability Indices	
FTSE4Good	
KKS Advisors	Top Quartile on COVID-19 and Inequality Issues

Ratings Improvements

	2018	2019	2020
3BL Media 100 Best Corporate Citizens	#64	#25	#23
Forbes / JUST Capital Most Just Companies	#90	#52	#46
CDP Climate A List	A-	A-	A

For more information on Baxter's efforts to benefit our communities, employees, and stakeholders, refer to our 2019 Corporate Responsibility Report.

Baxter

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Committed To Fostering An Inclusive Work Environment Our global inclusion strategy focuses on four key areas: 1 Workforce 2 Workplace 3 Communities 4 Marketplace Recruit and build diverse and Advance our inclusive culture Cultivate strategic and diverse Consider the needs of customers high-performing teams that are where every employee feels valued, supplier and community and their patients in all aspects of engaged and innovative respected and safe to be their partnerships Baxter’s business authentic self We believe in equal opportunity We value military experience in Recent Performance & Commitments and prohibit employment our mission of saving and ✓ In response to COVID-19, we introduced new resources to discrimination or harassment sustaining lives support our employees’ safety, health and well-being, focusing Our Business Resource Groups on mind / body wellness, as well as support for working parents We provide inclusion and support the recruitment, and caregivers diversity training, as well as retention, engagement, and suggestions and actions to ✓ Our leadership team has publicly committed to stand up development of diverse mitigate or remove bias against racial prejudice and intolerance employees ✓ In 2019, our CEO signed the CEO Action for Diversity & Our Global Inclusion Council We support education programs Inclusion pledge advocates and drives our that promote inclusion and ✓ In 2019, we remained at or above external benchmarks for priorities, as well as develops diversity in the next generation women (globally) and ethnic minority representation (U.S.) at and implements local inclusion most career levels. We continue to work to close gender and plans ethnic minority gaps at executive levels Inclusion And Diversity Drives Innovation, Creates Trusted Partnerships With Customers, Suppliers and Community Partners, and Contributes To Our Success And Sustainability 11

Director Skillsets Support Effective Oversight Of Strategy

We are committed to ongoing director refreshment to ensure our Board has the right skills and background to effectively oversee our strategy and create long-term value for our stockholders

Complementary Skillsets



8
Finance / Risk Management
8
Healthcare Marketing / Delivery
8
Manufacturing and R&D
7
M&A / Transactional
6
Diversity
6
International
6
Other Sector Leadership
5
Quality, Regulatory and Compliance
3
Cyber / IT

Balanced Board Tenure



10+ years
5
0-5 years
6
1
6-10 years



JOSÉ (JOE) E. ALMEIDA
- Chairman, President & CEO
- Former Chairman, President & CEO, Covidien



THOMAS F. CHEN
- Former SVP and President, International Nutrition, Abbott Laboratories
- *Committees: CGC, QCT*



JOHN D. FORSYTH
- Former Chairman and CEO, Wellmark Blue Cross Blue Shield
- *Committees: CC*, CGC*



JAMES R. GAVIN III, M.D., PH.D.
- Chief Medical Officer & Former CEO, Healing Our Village
- *Committees: CGC*, QCT*



PETER S. HELLMAN
- Former President, Chief Financial and Administrative Officer, Nordson Corporation
- *Committees: AC, CC*



MICHAEL F. MAHONEY
- Chairman, President and CEO, Boston Scientific
- *Committees: CC, QCT*



PATRICIA B. MORRISON
- Former Executive VP, Customer Support Services & CIO, Cardinal Health
- *Committees: AC*
- *New Director in 2019*



STEPHEN N. OESTERLE, M.D.
- Former Executive Committee Member and SVP, Medicine & Technology, Medtronic
- *Committees: CGC, QCT**
- *New Director in 2017*



CATHY R. SMITH
- Chief Financial Officer, Bright Health
- *Committees: AC*
- *New Director in 2017*



THOMAS T. STALLKAMP
- Lead Independent Director
- Founder and Principal, Collaborative Management
- *Committees: AC, CC*



ALBERT P.L. STROUCKEN
- Former Chairman and CEO, Owens-Illinois
- *Committees: AC*, CGC*



AMY A. WENDELL
- Former SVP, Strategy and Business Development, Covidien
- *Committees: QCT*
- *New Director in 2019*

Our focus on refreshment and diversity has led to four new independent directors since 2017, as well as the retainer of an outside search firm to identify potential new Board members with relevant backgrounds and skillsets

Baxter Board statics as of September, 2020

CC = Compensation Committee; AC = Audit Committee; CGC = Corporate Governance Committee; QCT = Quality, Compliance & Technology Committee; asterisk denotes committee chair

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Board Leadership Structure In response to the views expressed by shareholders at our 2020 Annual Meeting, we have committed to enhancing Baxter’s Corporate Governance Guidelines Benefits of Maintaining Current CEO / Chair Role Continued Independent Board Oversight ✓ Leverage Mr. Almeida’s substantial knowledge of the ✓ Annually elected Independent Lead Director with robust medical device industry and extensive experience leading, role and clearly defined responsibilities that ensures operating and transforming global corporations independent Board oversight ✓ Maintain continuity to allow for continued execution of our ✓ Regularly scheduled executive sessions, led by our strong operational and stock price performance Independent Lead Director, in accordance with our Corporate Governance Guidelines ✓ Benefit from Mr. Almeida’s prior leadership experience as our Chair and Chair of another public company board ✓ Committed to maintaining our established independent oversight functions, including our majority-independent ✓ Further enhance communication as Mr. Almeida will board, fully-independent committees, annual evaluations of continue to effectively connect the Board and management the Board and its committees, ongoing board refreshment team practices and regular stockholder engagement We plan to amend Baxter’s Corporate Governance Guidelines to incorporate shareholders’ views on independent board leadership. We intend to separate the CEO and Chair roles during the next CEO transition, unless the Board believes a combined role is in the best interests of shareholders and the company 13

Executive Compensation Aligned With Strategic Priorities Our focus on pay-for-performance ensures executive compensation is tied to specific annual and long-term performance requirements that create long-term value for our stockholders Pay Element Objectives CEO Pay Mix (2019) ▪ Provides a base level of competitive compensation Salary ▪ Used to attract and retain executive talent ▪ Motivates and rewards executives for company and individual performance against annually established financial targets and 10% 38% Annual Incentive individual objectives ▪ For 2019, financial targets included adjusted earnings per share 14% (50%), adjusted net sales (30%) and free cash flow (20%) ▪ Motivates and rewards an executive’s contributions to helping to achieve the company’s long-term objectives and increasing stockholder value Stock Options ▪ Stock options recognize that it is in the best interests of the 38% company to provide equity that will vest as long as the executive continues to serve at Baxter and are valued, in part, on the 90% Company’s performance during that period Variable/ ▪ Motivates and rewards executive for company performance “At-Risk” against financial targets and incorporates an assessment of the executive’s past performance and future potential Salary Performance Share ▪ PSUs recognize that a portion of an executive’s equity awards Target Cash Bonus Units (PSUs) should be completely “at-risk” Target Stock Options ▪ For 2019, financial objectives for PSU awards included adjusted Target PSUs operating margin (50%) and relative TSR (50%) 14

Compensation Program Reflects Stockholder Feedback Informed by stockholder feedback from prior outreach discussions, the Compensation Committee made the following changes to its 2019 or 2020 executive compensation programs: Restricted Stock Units (RSUs) • Company did not issue any RSUs to named executive officers in 2019 • Compensation Committee has not authorized and does not intend to authorize the issuance of any RSUs to any executive officers in 2020, except as may be required to retain and attract key personnel Performance Share Units (PSUs) • Compensation Committee made all PSUs subject to three-year performance conditions beginning in 2020 ‒ One-third will be measured against Baxter’s three-year TSR relative to the company’s peer group, ‒ One-third will be measured against a three-year sales compound annual growth rate (CAGR) target, and ‒ One-third will be measured against a three-year Return on Invested Capital (ROIC) target • TSR PSUs will be capped at 100% of target for a negative TSR result 15

Strong Governance And Compensation Practices Our Board has adopted strong governance and compensation practices to provide stockholders with meaningful rights and to help ensure long-term focus and appropriate levels of risk-taking Governance Compensation ► Annual election of directors ► Pay-for-performance alignment ► Active stockholder engagement program ► Clawback policy ► Majority voting standard in uncontested elections ► Stock ownership guidelines for executives and directors ► Shareholder right to call special meeting ► Double-trigger change-in-control provisions1 ► Proxy access (3%/3 year/greater of 2 and 20%/20 aggregation) ► No excise tax gross-ups on change-in-control payments ► In August 2016, eliminated all remaining supermajority ► No hedging, pledging, short sales, or derivative amendment provisions in connection with eliminating transactions the previously classified Board 1 Unless the change in control results in the company no longer being a public company or the awards are not assumed by the successor entity. 16